FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2003


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-9
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 383 Madison Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-9, on February 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated October 28, 1998, between and among Bear Stearns Mortgage Securities Inc., as Seller, Norwest Bank Minnesota, N.A. and as Master Servicer and Norwest Bank Minnesota, N.A., as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.41) February 25, 2003 - Information on Distribution to
                                       Certificateholders.




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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   March 18, 2003               By:   /S/Joseph Jurkowski Jr.
                                              Joseph Jurkowski Jr.
                                            Vice President/Asst.Secretary




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                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.41)                  February 25, 2003 - Information on
                              Distribution to Certificateholders






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             February 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.41
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-9



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                     Principal Amt.
          Original    Outstanding                                                          Ending     Cumulative
Certific Principal      Prior to     Interest    Interest    Principal       Total       Certificate  Realized
 Class     Amount     Distribution     Rate    DistributionDistribution  Distribution      Balance     Losses

IP          $78,275      $21,548.69   0.000000%      $0.00       $71.77         $71.77     $21,476.92    $0.00
1-A-1    167,900,000   37,409,896.80  6.250000%  194,676.84 4,906,630.04 $5,101,306.88 $32,503,266.76    $0.00
1-A-2      4,916,350               0  6.250000%           0            0         $0.00          $0.00    $0.00
1-A-3     19,878,450   19,878,450.00  6.250000%  103,445.19            0   $103,445.19 $19,878,450.00    $0.00
1-X                0               0  3.298300%    8,324.10            0     $8,324.10          $0.00    $0.00
1-B-1      3,379,300    3,190,052.45  6.250000%   16,600.67     4,550.78    $21,151.45  $3,185,501.67    $0.00
1-B-2        994,001      938,334.01  6.250000%    4,882.98     1,338.58     $6,221.56    $936,995.43    $0.00
1-B-3        496,900      469,072.61  6.250000%    2,441.00       669.16     $3,110.16    $468,403.45    $0.00
1-B-4        596,400      563,000.41  6.250000%    2,929.79       803.15     $3,732.94    $562,197.26    $0.00
1-B-5        198,800      187,666.80  6.250000%      976.60       267.72     $1,244.32    $187,399.09    $0.00
1-B-6        298,185      281,486.04  6.250000%    1,464.82       401.55     $1,866.37    $281,084.49    $0.00
R-1               50               0  6.250000%           0            0         $0.00          $0.00    $0.00
R-3               50               0  6.250000%        0.03            0         $0.03          $0.00    $0.00
PO        569,087.71      319,842.68  0.000000%           0    10,952.26    $10,952.26    $308,890.42    $0.00
2-A-1     21,000,000    5,230,562.67  6.125000%   26,697.66   791,060.71   $817,758.37  $4,439,501.96    $0.00
2-A-2    275,493,200   78,959,711.93  6.125000%  403,023.53 9,858,939.02 10,261,962.55 $69,100,772.91    $0.00
2-A-3      1,105,000    1,105,000.00  6.125000%    5,640.10            0     $5,640.10  $1,105,000.00    $0.00
2-B-1      3,049,800    2,432,859.22  6.125000%   12,417.72    14,730.65    $27,148.37  $2,418,128.57    $0.00
2-B-2      1,524,900    1,216,429.61  6.125000%    6,208.86     7,365.33    $13,574.19  $1,209,064.28    $0.00
2-B-3        762,500      608,254.69  6.125000%    3,104.63     3,682.91     $6,787.54    $604,571.78    $0.00
2-B-4        610,000      486,603.76  6.125000%    2,483.71     2,946.32     $5,430.03    $483,657.44    $0.00
2-B-5        457,400      364,873.05  6.125000%    1,862.37     2,209.26     $4,071.63    $362,663.79    $0.00
2-B-6        457,561      365,003.01  6.125000%    1,863.04     2,210.05     $4,073.09    $362,792.96    $0.00
X                  0               0  0.455120%   11,750.66            0    $11,750.66          $0.00    $0.00
R-2                0               0  6.125000%           0            0         $0.00          $0.00    $0.00

Total   $503,766,210  $154,028,648              $810,794     $15,608,829 $16,419,623   $138,419,819      $0.00


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